SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                            PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported): OCTOBER 1, 2001
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                                 GLOBESPAN, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                            000-26401                     75-2658218
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


100 SCHULZ DRIVE
RED BANK, NEW JERSEY                                             07701
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (732) 345-7500
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ITEM 5:  OTHER EVENTS

          On October 1, 2001, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Wine Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), and Virata Corporation, a Delaware corporation ("Virata"). Pursuant to the Merger Agreement, Merger Sub will be merged with and into Virata with Virata continuing as the surviving corporation and a wholly-owned subsidiary of the Company (the "Merger"). As a result of the Merger, each issued and outstanding share of Common Stock, par value $0.001 per share, of Virata ("Virata Common Stock") will be automatically converted into the right to receive 1.02 validly issued, fully paid and nonassessable shares (the "Exchange Ratio") of Common Stock, par value $0.001 per share, of the Company ("Company Common Stock"). In addition, each option to purchase capital stock of Virata outstanding under Virata's existing stock option plans will be converted into an option to purchase Company Common Stock on the same terms and conditions provided that the number of shares subject to such option will be adjusted to reflect the Exchange Ratio, and the exercise price will be adjusted to reflect the Exchange Ratio. The consummation of the Merger is subject to regulatory approvals, the approval of the stockholders of the Company and Virata and other customary closing conditions. Significant stockholders of both companies, representing 10% of the outstanding shares of both companies, have agreed to vote in favor of the transaction. However, there can be no guarantee that the Merger or the other transactions contemplated by the Merger Agreement will close by any particular date, if at all.

          On October 1, 2001, the Company and Virata issued a joint press release announcing that the Company and Virata had entered into the Merger Agreement. The joint press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         Exhibit No.      Description
         ----------       -----------
         99.1             Press Release, dated October 1, 2001



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GLOBESPAN, INC.


                                      By: /s/ RICHARD GOTTUSO
                                      -----------------------------------
                                      Richard Gottuso
                                      Secretary
Date: October 2, 2001



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                                 EXHIBIT INDEX

Exhibit
No.                 Description
-------             -----------

99.1                Press Release, dated October 1, 2001